UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:   February 10, 2004

Capital One Funding, LLC

as Depositor on behalf of

Capital One Master Trust

 (Exact name of registrant as specified in its charter)

Virginia	0-25762	54-1719855
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 967-1000

(Former name or former address, if changed since last report):

Not Applicable

Item 5.                                                                       Other Events

                                                                                                            The January 2004 monthly Certificateholder’s Statements to investors were distributed February 10, 2004.

Item 7 (c).                                                      Exhibits

                                                                                                            The following are filed as exhibits to this Report under Exhibit 20:

20.1                                                               January Performance Summary

20.2                                                               Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.3                                                               Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.4                                                               Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.5                                                               Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.6                                                               Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.7                                                               Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.8                                                               Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.9                                                               Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.10                                                         Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.11                                                         Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.12                                                         Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.13                                                         Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.14                                                         Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.15                                                         Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.16                                                         Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.17                                                         Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.18                                                         Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of January 2004

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20.19                                                         Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.20                                                         Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of January 2004

20.21                                                         Trust Excess Spread Analysis

Signature

                                                                                                            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

By:	CAPITAL ONE FUNDING, LLC, as Depositor

	By:	/s/ Steve Cunningham
	Name:	Steve Cunningham
	Title:	Assistant Vice President

Date:  February 10, 2004

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBITS

TO

FORM 8-K

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

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INDEX TO EXHIBITS

Exhibit Number	Exhibits	Sequentially Numbered Page

20.1	January Performance Summary	07

20.2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of January 2004	09

20.3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of January 2004	11

20.4	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of January 2004	13

20.5	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of January 2004	15

20.6	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of January 2004	17

20.7	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of January 2004	19

20.8	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of January 2004	21

20.9	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of January 2004	23

20.10	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of January 2004	25

20.11	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of January 2004	27

20.12	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of January 2004	29

20.13	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of January 2004	31

20.14	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of January 2004	33

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20.15	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of January 2004	35

20.16	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of January 2004	37

20.17	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of January 2004	39

20.18	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of January 2004	41

20.19	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of January 2004	43

20.20	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of January 2004	45

20.21	Trust Excess Spread Analysis	47

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